UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 30, 2016

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)
(617) 375-7500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On November 30, 2016, American Tower Corporation (the “Company”) entered into three separate amendment agreements (the “Amendments”) to amend the agreements for each of its (i) multi-currency senior unsecured revolving credit facility entered into in June 2013 with Toronto Dominion (Texas) LLC (“TD”) as Administrative Agent (as defined therein), as amended (the “2013 Credit Facility”), (ii) senior unsecured revolving credit facility entered into in January 2012 and amended and restated in September 2014 with TD as Administrative Agent (as defined therein), as further amended (the “2014 Credit Facility”) and (iii) unsecured term loan entered into in October 2013 with Mizuho Bank, Ltd. as Administrative Agent (as defined therein), as amended (the “Term Loan,” and, collectively with the 2013 Credit Facility and the 2014 Credit Facility, the “Loans”).

The Amendments to the 2013 Credit Facility, the 2014 Credit Facility and the Term Loan, among other things, (i) extend the maturity dates by one year to June 28, 2020, January 31, 2022 and January 31, 2022, respectively, (ii) increase the maximum Revolving Loan Commitments, after giving effect to any Incremental Commitments (each as defined in the loan agreements for each of the 2013 Credit Facility and the 2014 Credit Facility) to $4.25 billion and $3.00 billion under the 2013 Credit Facility and the 2014 Credit Facility, respectively, (iii) amend the limitation on indebtedness of, and guaranteed by, the Company’s subsidiaries to the greater of (x) $2.25 billion and (y) 50% of Adjusted EBITDA (as defined in the agreements for each of the Loans) of the Company and its subsidiaries on a consolidated basis and (iv) amend the limitation of the Company's permitted ratio of Total Debt to Adjusted EBITDA (each as defined in the agreements for each of the Loans) to be no greater than (x) 6.00 to 1.00 as of the end of each fiscal quarter or (y) 7.00 to 1.00 as of the specified time periods after the occurrence of a Qualified Acquisition (as defined in each of the Amendments).

Except as described above, all of the other material terms of the Loans remain in full force and effect.

The foregoing description is only a summary of certain provisions of the Amendments and is qualified in its entirety by the terms of the Amendments, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	November 30, 2016	By:	/s/ Thomas A. Bartlett
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer